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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      January 21, 2005 (January 18, 2005)

                      FIRST ROBINSON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-29276                  36-4145294
          --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                 501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (618) 544-8621
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     On January 18, 2005, the Board of Directors of First Robinson Financial Corporation approved a repurchase program of its equity stock. The Company may repurchase up to 25,000 shares of the Company's common stock from time to time, in the open market, when deemed appropriate by management. The Program approved January 18, 2005 will expire on December 31, 2005 or when 25,000 of the Company's outstanding shares are purchased. A previous program approved July 20, 2004 expired on December 31, 2004 with none of the approved 25,000 shares purchased.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      FIRST ROBINSON FINANCIAL CORPORATION



Dated: January 21, 2005                        By:   /s/ Rick L. Catt
       ----------------                              --------------------
                                                     Rick L. Catt, President/CEO